EXHIBIT 10.2

                             GEORGETOWN SAVINGS BANK
                           INCENTIVE COMPENSATION PLAN
                                FISCAL 2010 GOALS

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Organizational Level:  Executive

Employee: Joseph W. Kennedy                     Incentive Target:  11% ($13,871)
Title:    Senior Vice President/Chief
          Financial Officer
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Tier 1:  Bank-wide Performance
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GOAL: #1: Profitability - Achieve ROA
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Annual Payout Percentage: 50% = $6,935

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Goals                                          Payout
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75% of budget =                                $2,312
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At budget =                                    $4,623
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125% of budget =                               $6,935
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Stretch Goal
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Every .08% over 125% of budget                 $2,312
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Tier 2:  Team Performance
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GOAL #2: Profitability - Achieve Net Interest Margin Percentage
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Annual Payout Percentage: 30% = $4,161

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Goals                                          Payout
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95% of budget =                                $1,387
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At budget =                                    $2,774
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105% of budget =                               $4,161
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Stretch Goal
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Every .17% over 105% of budget                 $1,387
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GOAL #3: Profitability - Achieve Non-Interest Expense Level
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Annual Payout Percentage: 20% = $2,774

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Goals                                          Payout
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2% above budget =                              $  925
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At budget =                                    $1,849
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2% below budget =                              $2,774
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Stretch Goal
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Every $132,380 below 2% below budget           $  925
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Tier 3:  Individual Performance
         ----------------------

Goals:   None


                                [CHART OMITTED]




Minimum Level of Expectations
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To be eligible for this Incentive  Compensation  Plan the employee must meet the following:
      o     Performing at a satisfactory level or above,
      o     Not on written warning, and
      o     Actively employed at the time of the incentive payment.